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                                                                   EXHIBIT 23.1





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 25, 2000 included in this Annual Report on Form 10-K, into Pogo Producing Company's previously filed Registration Statement File Nos. 33-54969, 333-04233, 333-72129, 333-75105,
333-75105-01, 333-75105-02, 333-74861.



                                                           ARTHUR ANDERSEN LLP


Houston, Texas

March 17, 2000